UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2005

HANCOCK FABRICS, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 1 – 9482

Delaware (State or other jurisdiction of incorporation or organization)	64-0740905 (I. R. S. Employer Identification No.)

One Fashion Way, Baldwyn, MS (Address of principal executive offices)	38824 (Zip Code)

Registrant’s telephone number, including area code
(662) 365-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-10.1 LOAN AND SECURITY AGREEMENT
EX-10.2 PLEDGE AND SECURITY AGREEMENT
EX-10.3 PLEDGE AND SECURITY AGREEMENT
EX-10.4 PLEDGE AND SECURITY AGREEMENT
EX-10.5 TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT
EX-10.6 GUARANTEE
EX-10.7 DEPOSIT ACCOUNT CONTROL AGREEMENT
EX-10.8 DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURES
EX-10.9 AFFILIATE SUBORDINATION AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement

Item 1.02 Termination of a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation

On June 29, 2005, Hancock Fabrics, Inc. (“Company”) and its direct and indirect wholly-owned subsidiaries (“Subsidiaries”) entered into a senior secured revolving credit facility (“Facility”) with Wachovia Bank, National Association, as Agent for itself and other lenders (Wachovia and such other lenders, collectively, “Lenders”). The Subsidiaries of the Company that are not borrowers serve as guarantors of the Facility. The Company and all Subsidiaries guarantee all obligations of one another under the Facility.

The Facility replaces the Company’s existing revolving credit agreements with Southtrust Bank (“Southtrust Facility”) and with Union Planters Bank, National Association and BancorpSouth Bank (“UP Facility”)(collectively, “Previous Facilities”), which the Company terminated on the date above. The Previous Facilities allowed for borrowings up to $50,000,000 and were fully utilized at June 29, 2005. The Company entered into the Southtrust Facility on March 26, 2002. On April 16, 1999, the Company entered into the UP Facility with Wachovia Bank, National Association, which was replaced in March 2002 by Union Planters Bank, National Association and BancorpSouth Bank. The Previous Facilities provided for an annual facility fee equal to 0.25% of the total facility amount. Borrowings under Previous Facilities bore interest at a negotiated rate, a floating rate (the higher of the federal funds rate plus 0.50% of the prime rate), a rate derived from the Money Market Rate or a rate derived from the London Interbank Offered Rate. The Previous Facilities were to have expired March 26, 2007.

The new Facility is a five year commitment that allows for borrowings up to $110,000,000. The Company has the option of selecting either a “prime rate” or Eurodollar loan. Advances under the Facility will accrue interest either (x) at the Applicable Margin (as defined in the Loan and Security Agreement) plus the higher of (i) the rate of interest publicly announced by Wachovia as its “prime rate”, subject to each increase or decrease in such prime rate, effective as the first day of month after such change occurs or (ii) the federal funds effective rate from time to time plus 0.50% or (y) at the Applicable Margin plus the Adjusted Eurodollar Rate (which is a rated derived from the London Interbank Offered Rate). The Facility is secured by a first priority perfected security interest in and liens upon all of each of the Company’s and Subsidiaries’ present and future assets. The Facility also contemplates the issuance of letters of credit aggregating up to $25,000,000, provided that all borrowings under the Facility do not exceed $110,000,000.

The Facility contains certain affirmative and negative covenants, including compliance with permitted levels of acquisitions and dispositions of assets and limitations on the Company and the Subsidiaries with respect to mergers and pledge of assets. Consistent with agreements of this nature, the Facility provides for certain events of default, with or without corresponding grace periods, including failure to pay any principal or interest when due, failure to comply with covenants, any material representation or warranty made by the Company proving to be false in any material respect, certain bankruptcy, insolvency or receivership events affecting the Company, defaults relating to certain other indebtedness, imposition of certain judgments and a change in ownership of the Company. There are no financial covenants requiring any specific level of earnings, although there is a minimum level of borrowing availability that must be maintained by the Company.

The foregoing description of the Facility and related agreements is qualified in its entirety by reference to those agreements, which are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit Number	Description
10.1	Loan and Security Agreement, dated June 29, 2005, by and among Hancock Fabrics, Inc., HF Merchandising Inc., Hancock Fabrics of MI, Inc., hancockfabrics.com, Inc., Hancock Fabrics, LLC, HF Enterprises, Inc., HF Resources, Inc. and Wachovia Bank, National Association, in its capacity as agent

10.2	Pledge and Security Agreement, dated June 29, 2005, by Hancock Fabrics, Inc., to and in favor of Wachovia Bank, National Association, in its capacity as agent

10.3	Pledge and Security Agreement, dated June 29, 2005, by HF Resources, Inc., to and in favor of Wachovia Bank, National Association, in its capacity as agent

10.4	Pledge and Security Agreement, dated June 29, 2005, by HF Enterprises, Inc., to and in favor of Wachovia Bank, National Association, in its capacity as agent

10.5	Trademark Collateral Assignment and Security Agreement, dated June 29, 2005, by and among HF Enterprises, Inc. and Wachovia Bank, National Association, in its capacity as agent

10.6	Guarantee, dated June 29, 2005, by Hancock Fabrics, Inc., HF Merchandising Inc., Hancock Fabrics of MI, Inc., hancockfabrics.com, Inc., Hancock Fabrics, LLC, HF Enterprises, Inc. and HF Resources, Inc. in favor of Wachovia Bank, National Association, in its capacity as agent

10.7	Deposit Account Control Agreement, dated June 29, 2005, by and among BancorpSouth Bank, Hancock Fabrics, Inc. and Wachovia Bank, National Association, in its capacity as agent

10.8	Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixtures, dated June 29, 2005, by and from Hancock Fabrics, Inc. to Donald G. Ogden for the benefit of Wachovia Bank, National Association, in its capacity as agent

10.9	Affiliate Subordination Agreement, dated June 29, 2005, by and among Wachovia Bank, National Association, in its capacity as agent, HF Resources, Inc. and HF Enterprise, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HANCOCK FABRICS, INC. (Registrant)
By:	/s/ Bruce D. Smith
Bruce D. Smith
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: July 6, 2005

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Loan and Security Agreement, dated June 29, 2005, by and among Hancock Fabrics, Inc., HF Merchandising Inc., Hancock Fabrics of MI, Inc., hancockfabrics.com, Inc., Hancock Fabrics, LLC, HF Enterprises, Inc., HF Resources, Inc. and Wachovia Bank, National Association, in its capacity as agent

10.2	Pledge and Security Agreement, dated June 29, 2005, by Hancock Fabrics, Inc., to and in favor of Wachovia Bank, National Association, in its capacity as agent

10.3	Pledge and Security Agreement, dated June 29, 2005, by HF Resources, Inc., to and in favor of Wachovia Bank, National Association, in its capacity as agent

10.4	Pledge and Security Agreement, dated June 29, 2005, by HF Enterprises, Inc., to and in favor of Wachovia Bank, National Association, in its capacity as agent

10.5	Trademark Collateral Assignment and Security Agreement, dated June 29, 2005, by and among HF Enterprises, Inc. and Wachovia Bank, National Association, in its capacity as agent

10.6	Guarantee, dated June 29, 2005, by Hancock Fabrics, Inc., HF Merchandising Inc., Hancock Fabrics of MI, Inc., hancockfabrics.com, Inc., Hancock Fabrics, LLC, HF Enterprises, Inc. and HF Resources, Inc. in favor of Wachovia Bank, National Association, in its capacity as agent

10.7	Deposit Account Control Agreement, dated June 29, 2005, by and among BancorpSouth Bank, Hancock Fabrics, Inc. and Wachovia Bank, National Association, in its capacity as agent

10.8	Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixtures, dated June 29, 2005, by and from Hancock Fabrics, Inc. to Donald G. Ogden for the benefit of Wachovia Bank, National Association, in its capacity as agent

10.9	Affiliate Subordination Agreement, dated June 29, 2005, by and among Wachovia Bank, National Association, in its capacity as agent, HF Resources, Inc. and HF Enterprise, Inc.

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